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                                                                     Exhibit 4.1

NO.                   [FORM OF COMMON STOCK CERTIFICATE]             SHARES

                                                                     CUSIP
                                                                     See reverse
                                                                     or certain
                                                                     definitions
                                     [LOGO]
                                  ZENGINE, INC.
                         Incorporated Under The Laws Of
                              The State Of Delaware


                           NO PAR VALUE, COMMON STOCK

         This certifies that _________________________ is the registered holder of ________________ (___________ ) fully paid and non-assessable shares of the Common Stock, no par value per share, of Zengine, Inc. (the "Corporation"), incorporated under the laws of the State of Delaware. These shares are transferable on the books of the Corporation by the holder of record hereof, in person, or by a duly authorized attorney or legal representative upon surrender of this Stock Certificate properly endorsed. This Stock Certificate is not valid until countersigned by the Transfer Agent and Registrar.

                  WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

ZENGINE, INC.      Dated:
CORPORATE
SEAL
DELAWARE
1999               ____________________________          ______________________
                   Joseph M. Savarino                    Louis T. Lipinski
                   President                             Secretary

                   Countersigned and Registered:

                   REGISTRAR AND TRANSFER COMPANY
                   Transfer Agent and Registrar

                   By:____________________________________
                       Authorized Officer


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                                 [REVERSE SIDE]


THE SHARES REPRESENTED BY THIS STOCK CERTIFICATE ARE SUBJECT TO LIMITATIONS AND RESTRICTIONS AS SET FORTH IN THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE CORPORATION WHICH IS ON FILE IN THE OFFICE OF THE DELAWARE SECRETARY OF STATE, AND THE AMENDED AND RESTATED BYLAWS OF THE CORPORATION WHICH ARE ON FILE WITH THE SECRETARY OF THE CORPORATION. THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK. THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER UPON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OF STOCK AUTHORIZED TO BE ISSUED.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common          UNIF GIFT MIN ACT______Custodian______
                                                         (Cust)         (Minor)
TEN ENT -as tenants by the entireties       under Uniform Gifts to Minors
JT TEN  -as joint tenants with right of
         survivorship and not as         Act ________________________________
         tenants in common                           (State)

           Additional abbreviations may also be used though not in the above list.

   For value received, __________________________________________ hereby sell, assign and transfer unto

      PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE

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Please print or typewrite name and address including postal zip code of assignee


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__________________Shares of the capital stock represented by the within
Certificate, and do hereby irrevocably constitute and appoint ________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,_________________________

                                     -----------------------------------------
                                     The signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.



                                     NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.